2013
Investor Presentation







Community Trust® Bancorp, Inc.

CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2012 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.

Corporate Profile

▪ **Total Assets**	**$3.6 billion**
▪ **Shareholders' Equity**	**$400.3 million**
▪ **Dividend Yield**	**3.84%**
▪ **Total Market Capitalization**	**$511.8 million**
▪ **P/E Ratio**	**11.30x**

Financial data as of December 31, 2012

Corporate History

1903	Pikeville National Bank founded
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise



Russell
Georgetown
Flemingsburg
Ashland
Huntington
Summersville
Frankfort
Mount Sterling
Fort Gay
Hamlin
Versailles
Lexington
Winchester
Paintsville
Harrodsburg
Richmond
Prestonsburg
Williamson
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Greensburg
Campbellsville
Hazard
Knott
Somerset
London
Whitesburg
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
LaFollette
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 81 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Regional Economic Diversity

Central Region

Loans - $568 million

Deposits - $622 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $837 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $341 million

Deposits - $539 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $506 million

Deposits - $660 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.7 billion (including $0.6 bill CTB)

Revenues - $10.2 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2012

Market Analysis

- **Competitive Position**
  - Largest Kentucky domiciled bank holding company
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions
- **Community Banking Model**
- **Economic Diversity**
- **Concentration Risk Management**
- **Growth in Sources of Noninterest Income**

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	43 years	43
Mark A. Gooch	CTB President and CEO	31 years	31
Andy Waters	CTIC President and CEO	26 years	9
Kevin J. Stumbo	EVP/Controller	26 years	18
Steven E. Jameson	EVP/Risk Manager	27 years	8
James J. Gartner	EVP/Chief Credit Officer	44 years (17 at OCC)	10
James B. Draughn	EVP/Operations	19 years	19
Larry W. Jones	EVP/C KY President	44 years	10
Richard W. Newsom	EVP/E KY President	30 years	30
Ricky Sparkman	EVP/SC KY/TN President	28 years	19
D. Andrew Jones	EVP/NE KY/WV President	25 years	25

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Growth through both internal and de novo branching and acquisition
- Consistent long-term performance

Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Increase noninterest income
  - Wealth management
  - Brokerage
- Maintain net interest margin
- Expense control

Consistent Financial Performance

	2012	2011	2010	2009	2008
EPS	$2.90	$2.54	$2.17	$1.66	$1.54
ROAA	1.23%	1.11%	1.03%	0.82%	0.79%
ROAE	11.52%	10.91%	9.90%	7.89%	7.48%
Net Int. Margin	3.99%	4.13%	4.07%	3.77%	3.88%
Efficiency Ratio	57.93%	60.23%	59.45%	63.56%	58.39%
Nonperforming Loans	1.41%	1.46%	2.38%	1.70%	2.22%
Net Charge-offs	0.37%	0.58%	0.58%	0.66%	0.38%
% of Average Assets:					
Noninterest Income	1.23%	1.24%	1.27%	1.34%	1.24%
Noninterest Expense	2.84%	3.03%	2.98%	3.08%	2.83%

All information is for the year ended December 31

Earnings Review

Earnings Per Share


$1.54
$1.66
$2.17
$2.54
$2.90
2008
2009
2010
2011
2012

- EPS increased 14.2% from 2011 to 2012
- 2013 EPS goal - $2.90 to $3.06 per share

Net Income


(in millions)
$23.1
$25.1
$33.0
$38.8
$44.9
2008
2009
2010
2011
2012

- Net income increased 15.5% from 2011 to 2012
- 2013 goal for net income - $45.2 to $48.0 million

Revenues


(in millions)
$125.4
$146.9
$160.2
$175.3
$178.1
2008
2009
2010
2011
2012

- 2012 revenues increased 1.6% from 2011
- 2013 goal for revenues - $180.6 to $190.6 million

Noninterest Income

as a % of Total Revenue


(in millions)
$21.8
$41.4
$40.9
$43.8
$46.0
32%
24%
16%
8%
0%
2008
2009
2010
2011
2012
Noninterest Income
% of Total Revenue

- 2012 noninterest income increased 4.8% from 2011
  - Increases in gains on sales of loans, trust revenue, and loan related fees
- 2013 goal for noninterest revenue – 22.0% to 27.0% of total revenue

Net Interest Revenue



(in millions)
$103.6
$105.5
$119.3
$131.5
$132.1
2008
2009
2010
2011
2012

- 2012 net interest revenue increased by 0.5% from 2011
  - Net interest margin declined 14 basis points
  - Average earning assets increased $135.5 million, or 4.2%

Net Interest Margin


3.88%
3.60%
3.77%
3.57%
4.07%
3.69%
4.13%
3.82%
3.99%
3.66%
2008
2009
2010
2011
2012
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/12 – (5.42)%

- % of assets repricing
  - Within 30 days 37.47%
- % of liabilities repricing
  - Within 30 days 17.86%
  - Within 90 days 27.27%
  - Within 180 days 38.20%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '12 compared to Sept '12 peer data.

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$60.8
$52.4
$55.1
$62.6
$57.6
2.30%
2.10%
1.90%
1.70%
1.50%
2008
2009
2010
2011
2012
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$82.5
$93.8
$96.1
$106.4
$103.6
75%
70%
65%
60%
55%
50%
2008
2009
2010
2011
2012
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '12 compared to Sept '12 peer data.

Return on Average Assets



0.79%
0.13%
0.82%
-0.18%
1.03%
0.25%
1.11%
0.80%
1.23%
1.05%
2008
2009
2010
2011
2012
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '12 compared to Sept '12 peer data.

Balance Sheet Review

Total Assets



(in billions)
$2.95
$3.09
$3.36
$3.59
$3.64
2008
2009
2010
2011
2012

- Total assets at 12/31/12 increased 1.2% from 12/31/2011
  - Loans declined $6.0 million or 0.2%
  - Investment portfolio growth $75.9 million or 14.4%
  - Deposit growth $18.4 million or 0.6%
- 2013 goal for total assets - $3.6 to $3.8 billion

Total Loans


(in billions)
$2.35
$2.44
$2.61
$2.56
$2.55
2008
2009
2010
2011
2012

- Total loans at 12/31/12 decreased 0.2% from 12/31/11
- 2013 goal for total loans - $2.6 to $2.8 billion

Loan Portfolio Mix

December 31, 2012


Consumer
16%
Comm R/E
36%
R/E
Mortgage
33%
Comm
Other
15%

Concentrations of Credit
as a % of Total Loans


December 31, 2012
5.0%
$128 M
5.4%
$137 M
4.6%
$117 M
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

** As a percentage of funded exposure*

Net Charge-offs

as a % of Average Loans



0.38%
0.70%
0.66%
1.61%
0.58%
1.46%
0.58%
0.93%
0.37%
0.64%
2008
2009
2010
2011
2012
CTBI
Peer



Consumer 30%
Commercial 55%
Residential 15%

December 31, 2012

Nonperforming Loans

as a % of Total Loans



2.22%
2.41%
1.70%
4.22%
2.38%
4.01%
1.46%
3.37%
1.41%
2.86%
2008
2009
2010
2011
2012
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '12 compared to Sept '12 peer data.

Nonperforming Assets

as a % of Total Assets


2.13%
2.56%
3.13%
2.61%
2.28%
2008
2009
2010
2011
2012

- $47.5 million in other real estate owned

Loan Loss Reserve

as a % of Net Loans


1.31%
1.52%
1.34%
2.27%
1.34%
2.24%
1.30%
1.98%
1.30%
1.81%
2008
2009
2010
2011
2012
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Dec '12 compared to Sept '12 peer data.

Total Other Real Estate Owned



(in millions)
$10.43
$37.33
$42.94
$56.96
$47.54
2008
2009
2010
2011
2012

- Sales of foreclosed properties for the year ended 12/31/12 $19.3 million
- New bookings in 2012 $12.0 million
- Properties under contract to sell $3.3 million

Total Deposits

including Repurchase Agreements

(in billions)



$2.49
$2.64
$2.89
$3.10
$3.11
2008
2009
2010
2011
2012

- **2013 goal for total deposits including repurchase agreements - $3.1 to $3.3 billion**

Total Deposits

including Repurchase Agreements

December 31, 2012



Repurchase Agreements 7%
Noninterest Bearing 19%
NOW 1%
MMDA 18%
Savings 9%
CDs >$100K 21%
CDs <$100K 20%
Other Time 5%



It's Back!!!
HOOPS®
Certificate of Deposit
The CD with more Points!
Community Trust® Bank
building communities...built on trust®
Substantial penalty for early withdrawal.
Member FDIC

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- **Our Hoops CD product has been offered for over 16 years**
- **100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky's NCAA Basketball Championships**
- **$226 million in Hoops CDs as of 12/31/12**

Shareholder Value

Dividends Per Share


$1.17
$1.20
$1.21
$1.23
$1.25
$1.26
2.6%
2008
2009
2010
2011
2012
2013*

- 2012 cash dividend increase 1.6%
- 2.6% compound growth rate for past five years
- December 31, 2012 cash dividend yield was 3.84%
- Cash dividend increased to $0.315 per share effective October 1, 2012

Dividend Payout Ratio


75.97%
72.29%
55.76%
48.43%
43.10%
2008
2009
2010
2011
2012

2013 is projected DPS

Shareholders' Equity


(in millions)
$308.2
$321.5
$338.6
$366.9
$400.3
5.8%
2008
2009
2010
2011
2012

- Shareholders' equity has increased 29.9% during the past five years
- 5.8% compound growth rate for the past five years
- 2013 goal for shareholders' equity - $425 to $431 million

Book Value Per Share


$20.44
$21.15
$22.08
$23.78
$25.64
2008
2009
2010
2011
2012

Tangible Common Equity/Tangible Assets


8.37%
8.47%
8.26%
8.52%
9.36%
2008
2009
2010
2011
2012

Total Market Capitalization


(in millions)
$554.1
$371.7
$444.1
$454.0
$511.8
2008
2009
2010
2011
2012

Price to Tangible Book Value

	2007	2008	2009	2010	2011	2012
CTBI	1.77x	2.29x	1.45x	1.63x	1.51x	1.53x
Peer	1.85x	1.91x	1.03x	1.29x	1.19x	1.39x

All data is as of year-end.

Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with an average asset size of $3.7 billion, as defined in our Proxy Statement.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2007
2008
2009
2010
2011
2012
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2007 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2012.**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2012



15.64%
16.34%
15.04%
12.23%
8.00%
3.54%
8.57%
9.73%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 32 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 2.6%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 91 institutional investors (including CTIC – 10.4%) hold 7.3 million shares (46.7%)
  - 188 mutual funds hold 3.5 million shares (22.3%)

Data as of December 31, 2012

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
- Strong experienced management team and 1,035 dedicated employees
- Our shareholders



Community Trust® Bancorp, Inc.

